UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2010

VIACOM INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32686	20-3515052
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway, New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 258-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           At the Viacom Inc. (“Viacom” or the “Company”) Annual Meeting of Stockholders on June 9, 2010, the following equity compensation plans were approved by the Company’s stockholders: (i) the Viacom Inc. 2006 Long-Term Management Incentive Plan, as amended and restated effective January 1, 2011, (ii) the Viacom Inc. 2011 Stock Option Plan for Outside Directors and (iii) the Viacom Inc. 2011 RSU Plan for Outside Directors.  The terms of the plans are described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 16, 2010 under the headings “Item 3 – Approval of the Viacom Inc. 2006 Long-Term Management Incentive Plan, As Amended and Restated Effective January 1, 2011,” “Item 4 – Approval of the Viacom Inc. 2011 Stock Option Plan for Outside Directors” and “Item 5 – Approval of the Viacom Inc. 2011 RSU Plan for Outside Directors,” and are incorporated herein by reference in their entirety.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Each of the items of business at the Annual Meeting of Stockholders received the affirmative vote of the holders of a majority of the aggregate voting power of the Viacom Class A common stock on the Company’s record date, present in person or by proxy at the Annual Meeting, and was therefore approved pursuant to the Company’s Amended and Restated Bylaws.  A total of 51,339,659 shares of Class A common stock, representing approximately 98% of the Class A shares outstanding, were represented at the meeting.  The final results of voting on each of the items, as certified by the Company’s independent inspector of election, were as follows:

1.	Election of Directors:
		For	Withheld	Broker Non-Votes
	George S. Abrams	49,279,637	80,016	1,980,006
	Philippe P. Dauman	49,274,984	84,669	1,980,006
	Thomas E. Dooley	48,119,387	1,240,266	1,980,006
	Alan C. Greenberg	48,088,221	1,271,432	1,980,006
	Robert K. Kraft	49,279,228	80,425	1,980,006
	Blythe J. McGarvie	47,815,615	1,544,038	1,980,006
	Charles E. Phillips, Jr.	49,295,081	64,572	1,980,006
	Shari Redstone	49,266,679	92,974	1,980,006
	Sumner M. Redstone	49,252,276	107,377	1,980,006
	Frederic V. Salerno	47,801,013	1,558,640	1,980,006
	William Schwartz	47,795,253	1,564,400	1,980,006

2.	Ratification of the appointment of PricewaterhouseCoopers LLP to serve as independent auditor for Viacom Inc. for fiscal year 2010:

	For	Against	Abstentions
	51,275,637	50,347	13,675

3.	Approval of the Viacom Inc. 2006 Long-Term Management Incentive Plan, as amended and restated effective January 1, 2011:

	For	Against	Abstentions	Broker Non-Votes
	49,194,158	138,828	26,667	1,980,006

4.	Approval of the Viacom Inc. 2011 Stock Option Plan for Outside Directors:

	For	Against	Abstentions	Broker Non-Votes
	49,193,058	146,425	20,170	1,980,006

5.	Approval of the Viacom Inc. 2011 RSU Plan for Outside Directors:

	For	Against	Abstentions	Broker Non-Votes
	49,189,696	149,542	20,415	1,980,006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOM INC.

By:	/s/ Michael D. Fricklas
	Name:	Michael D. Fricklas
	Title:	Executive Vice President, General Counsel and Secretary

Date:  June 15, 2010